UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2024

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50600	11-2617163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
65 Fairchild Street, Charleston, South Carolina 29492
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 Par Value	BLKB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On June 13, 2024, Blackbaud, Inc. ("Blackbaud" or the “Company”) agreed to a Final Judgment and Permanent Injunction with the Attorney General of the State of California (the "Final Judgment") relating to the previously disclosed 2020 security incident in which a cyber criminal removed a copy of a subset of data from the Company’s self-housed environment (the “Security Incident”). This settlement fully resolves the last remaining U.S. state attorney general investigation into the Security Incident.
Under the terms of the settlement, the Company has agreed to comply with applicable laws; not to make misleading statements related to its data protection, privacy, security, confidentiality, integrity, breach notification requirements, and similar matters; and to implement and improve certain cybersecurity programs and tools. The terms of the settlement with California are generally consistent with those to which Blackbaud agreed in settling with the other 49 state Attorneys General and the District of Columbia on October 5, 2023, as previously disclosed.
As part of the settlement, the Company also agreed to pay a total of $6.75 million to the State of California. This amount was fully accrued as a contingent liability in the Company's financial statements as of March 31, 2024.
By agreeing to the Final Judgment, Blackbaud has denied wrongdoing or liability of any kind. Nothing contained in the Final Judgment is intended to be, and shall not in any event be construed or deemed to be, an admission or concession or evidence of any liability or wrongdoing whatsoever on the part of Blackbaud or any fact or violation of law, rule, or regulation.
The foregoing description is qualified in its entirety by reference to the full text of the Final Judgment attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed with this current report:

Exhibit No.	Description
99.1	Final Judgment and Permanent Injunction of the State of California, County of San Diego, dated June 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	June 14, 2024	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)